J. & W. Seligman & Co.
                                  Incorporated

                                           December 29, 2004

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC 20549

Re:   Tri-Continental Corporation (the "Corporation")
      File No. 811-266

Dear Sir or Madam:

      Enclosed for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Supplement, dated December 29, 2004, to the Corporation's Prospectus, dated May 3, 2004.

                                                    Very truly yours,


                                                    /s/Christine Brennan

                                                    Christine Brennan
                                                    Law & Regulation Department

CB/cb

               100 Park Avenue  New York, NY 10017  (212) 850-1393

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   Supplement, dated December 29, 2004, to the Prospectus, dated May 3, 2004, of
                 Tri-Continental Corporation (the "Corporation")

This supplement supersedes and replaces the supplement dated August 27, 2004 with respect to the Corporation.

Effective January 1, 2005, the following information supersedes and replaces the information set forth in the last paragraph on page 13 of the Corporation's Prospectus under the caption "MANAGEMENT OF THE CORPORATION - The Manager":

      The Corporation's portfolio is managed by the Manager's Core Investment Team. The Portfolio Manager of the Corporation is Mr. John B. Cunningham. Mr. Cunningham is also Portfolio Manager of Seligman Common Stock Fund, Inc. and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc., as well as Portfolio Manager of Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio, two portfolios of Seligman Portfolios, Inc. He is also a Managing Director and Chief Investment Officer of the Manager. Prior to joining the Manager, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

      Mr. Michael F. McGarry, a Managing Director of Seligman, is Co-Portfolio Manager of the Corporation. He is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc. as well as the Seligman Common Stock Portfolio, a portfolio of Seligman Portfolios, Inc. Mr. McGarry joined Seligman in August 1990 as an Institutional Portfolio Administrator. Mr. McGarry has been a member of the team managing the Corporation since October 2001.